SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 18, 2008 (April 16, 2008)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03                      AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS, CHANGE IN FISCAL YEAR.

On April 17, 2008, the Board of Directors of Chembio Diagnostics, Inc. amended the Company's bylaws to permit the electronic distribution and receipt of proxy materials as permitted by regulations adopted by the Securities and Exchange Commission now or in the future.

ITEM 7.01.                        REGULATION FD DISCLOSURE.

On April 16, 2008, the Company issued a press release titled “Chembio Signs Exclusive DPP™ Development Agreement with Bio-Rad Laboratories, Inc.”  A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

3	New Section 8 of Article I of the Bylaws for Chembio Diagnostics, Inc.

99.1	Press Release titled “Chembio Signs Exclusive DPP™ Development Agreement with Bio-Rad Laboratories, Inc.” issued April 16, 2008.

*           *           *           *           *

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.  This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 18, 2008                                                        Chembio Diagnostics, Inc.

                                 By:  /s/ Lawrence A. Siebert
                        Lawrence A. Siebert
                        Chief Executive Officer